UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): September 30, 2003


                             3D SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                 0-22250                  95-4431352
(State or Other Jurisdiction      (Commission              (IRS Employer
       of Incorporation)          File Number)           Identification No.)


                                26081 Avenue Hall
                           Valencia, California 91355
               (Address of Principal Executive Offices, Zip Code)


                                 (661) 295-5600
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     Reference is made to the Ninth Amendment of Loan and Security Agreement, dated as of September 30, 2003, between and among U.S. Bank National Association, Registrant and Registrant's subsidiaries identified on the signature pages of the amendment, which is incorporated herein by this reference. A copy of the amendment is attached to this Form 8-K as Exhibit 10.1. Reference also is made to the press release of Registrant, issued on October 1, 2003, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

     10.1 Ninth Amendment of Loan and Security Agreement, dated as of September 30, 2003, between and among U.S. Bank National Association, Registrant and Registrant's subsidiaries identified on the signature pages of the amendment.

     99.1 Press Release, dated October 1, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 1, 2003                 3D SYSTEMS CORPORATION



                                /s/ Keith Kosco
                                ------------------------------------------------
                                By:    Keith Kosco
                                Its:   General Counsel and Corporate Secretary

                                  EXHIBIT INDEX

EXHIBITS

10.1 Ninth Amendment of Loan and Security Agreement, dated as of September 30, 2003, between and among U.S. Bank National Association, Registrant and Registrant's subsidiaries identified on the signature pages of the amendment.

99.1 Press Release, dated October 1, 2003.